UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number  811-22386

Excelsior Venture Partners III, LLC

(Exact name of registrant as specified in charter)

325 North Saint Paul Street, 49th Floor

Dallas, TX 75201

(Address of principal executive offices) (Zip code)

Robert Conti, Chief Executive Officer and President

Excelsior Venture Partners III, LLC

c/o Neuberger Berman Management, LLC

605 Third Avenue, 2nd Floor

New York, NY 10158-0180

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-476-8800

Date of fiscal year end: October 31

Date of reporting period: July 31, 2015

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule of Investments is attached herewith.

Excelsior Venture Partners III, LLC

Schedule of Investments

July 31, 2015 (Unaudited)

Principal Amount/Shares	Private Companies (A), (B), (G), (H)	Acquisition Dates (C)	Cost	Fair Value	% of Net Assets (D)

Liquidating Trusts
Life Sciences
1,999,999	Archemix Liquidating Trust Preferred Series A (I)	08/02 - 11/03	$ 1,999,999	$ —	—%
700,000	Archemix Liquidating Trust Preferred Series B (I)	03/04 - 12/05	75,499	—	—%
	Total LIQUIDATING TRUSTS - Private Companies		2,075,498	—	—%

Preferred Stocks
Wireless
4,433,333	Ethertronics, Inc. Series B (E)	06/01 - 05/04	6,650,000	14,673,497	45.80%
1,969,205	Ethertronics, Inc. Series C (E)	05/05 - 03/10	2,953,808	6,517,698	20.35%
758,542	Ethertronics, Inc. Series D (E)	03/09	1,137,813	2,510,630	7.84%
	Total Preferred Stocks - Private Companies		10,741,621	23,701,825	73.99%

	Total Private Companies		12,817,119	23,701,825	73.99%

Excelsior Venture Partners III, LLC

Schedule of Investments

July 31, 2015 (Unaudited) (continued)

Percent Owned (F)	Private Investment Funds (A), (B), (G), (H)	Acquisition Dates (C)	Commitment	Cost	Fair Value	% of Net Assets (D)

Early-Stage Life Sciences and Technology

1.21%	CMEA Ventures VI, L.P.	12/03 - 07/13	$ 3,000,000	$ 1,640,675	$ 3,915	0.01%

	TOTAL PRIVATE INVESTMENT FUNDS			1,640,675	3,915	0.01%

	TOTAL INVESTMENTS		$ 3,000,000	$ 14,457,794	23,705,740	74.00%

	OTHER ASSETS & LIABILITIES (NET)				8,328,980	26.00%

	NET ASSETS				$ 32,034,720	100.00%

(A)	Non-income producing securities. Restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted investments at July 31, 2015 aggregated $14,457,794. Total fair value of illiquid and restricted investments at July 31, 2015 was $23,705,740, or 74.00% of net assets.
(C)	Acquisition Dates cover a period from the original investment date to the last acquisition date and is a required disclosure for restricted investments only.
(D)	Calculated as fair value divided by the net assets of Excelsior Venture Partners III, LLC (the “Company”).
(E)	At July 31, 2015, the Company owned 5% or more of Ethertronics, Inc. voting securities, thereby making Ethertronics, Inc. an affiliate as defined by the Investment Company Act of 1940, as amended (the "Investment Company Act") of the Company. Total fair value of securities of affiliates owned by the Company at July 31, 2015 (including investments in controlled affiliates) was $23,701,825, or 73.99% of net assets.
(F)	Represents the Company's capital balance as a percentage of the respective Private Investment Fund's total capital or the respective Private Investment Fund's commitment as a percentage of the Private Investment Fund's total commitments.
(G)	The estimated cost of the Private Companies at July 31, 2015 for federal income tax purposes aggregated $15,050,104. The net unrealized appreciation for federal income tax purposes was estimated to be $8,651,721. The net appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $12,960,204 and $4,308,483, respectively. The estimated cost of the Private Investment Funds at July 31, 2015 for federal income tax purposes aggregated $113,049. The net unrealized depreciation for federal income tax purposes was estimated to be $109,134 at July 31, 2015. The net depreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $0 and $109,134, respectively.
(H)	All investments are based in the United States.
(I)	In addition to the fair value, Archemix unit holders may receive future amounts and possible milestone based earn outs. Contingent payments are subject to numerous risks and uncertainties, and therefore payments may never be earned or if earned, may not be earned at the times currently estimated.

Valuation of Investments

Excelsior Venture Partners III, LLC (the “Company”) computes its net asset value as of the last business day of each fiscal quarter and at such other times as Neuberger Berman Management LLC (the “Investment Adviser”) and NB Alternatives Advisers LLC (the “Sub-Adviser”) deems appropriate in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Company’s Board of Managers (the “Board”).

The Board has approved the Procedures pursuant to which the Company values its interests in the Private Investment Funds and other investments.  The Board has delegated to the Investment Adviser general responsibility for determining the fair value of the assets held by the Company.  The Investment Adviser has delegated its valuation responsibility to an affiliated Sub-Adviser that has experience in valuing similar investments. The fair value of the Company’s interests is based on information reasonably available at the time the valuation is made and the Sub-Adviser believes to be reliable.  Generally, the value of each Private Investment Fund will be based primarily upon the value reported to the Company by the Private Investment Fund as of each quarter-end, determined by the Private Investment Fund in accordance with its own valuation policies.  It is expected that most of the Private Investment Funds in which the Company invests will meet the criteria set forth under Financial Accounting Standards Board (“FASB”) Certification Topic ASC 820 (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Private Investment Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate net asset value per share or equivalent, an investor may determine fair value by using the net asset value reported to the investor by the underlying investment company. To the extent ASC 820 is applicable to a Private Investment Fund, the Sub-Adviser generally will value the Company’s investment in the Private Investment Fund on a quarterly basis using the practical expedient as of each quarter end, based on the valuation provided to the Sub-Adviser by the Private Investment Fund (or the manager thereof on behalf of the Private Investment Fund) in accordance with the valuation policies of the Private Investment Fund or its manager, as applicable.

Due to the Company’s fiscal quarter ends of January 31, April 30, July 31 and October 31, the Private Investment Funds’ calendar quarter end valuations are adjusted, if applicable, each quarter by capital contributions paid to the Private Investment Fund, capital distributions received from the Private Investment Fund and the change in market price of all publicly traded securities that are held by the Private Investment Fund during the interim month. In the event that there is public information regarding one of the underlying portfolio companies held by the Private Investment Fund, an assessment will be made by the Sub-Adviser as to whether the Private Investment Fund’s valuation of such company needs to be adjusted as of the Company’s quarter end.

Although the Sub-Adviser generally will value the Company’s investments in Private Investment Funds using the practical expedient with any necessary adjustments as described above, there may be situations where the Sub-Adviser is either unable to utilize the practical expedient, for example because a Private Investment Fund does not report a quarter end value on a timely basis, or where the Sub-Adviser determines that use of the practical expedient is not appropriate as it will not result in a price that represents the current value of the Private Investment Fund’s investment. In such circumstances, the Sub-Adviser will initiate a process to determine the fair value of the Company’s interest in such Private Investment Fund independently of the valuation provided by the Private Investment Fund, subject to review by the Board.

The value for securities for which no public market exists is difficult to determine. Generally, such investments will be valued on a fair value basis and in conformity with GAAP. Accordingly, the fair value measurement is determined based on the estimated price a seller would receive in an orderly transaction at the measurement date. For venture capital companies, there are a range of values that are reasonable for such investments at any particular time. Initially, Private Companies are valued based upon their original cost. The original cost valuation will be adjusted based on either a market or appraisal method of valuation. The private market method will only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method will be based upon such inputs affecting the company such as earnings, net worth, reliable private sale prices of the company’s securities, the market prices for similar securities of comparable companies, an assessment of the company’s future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be determined regularly by the Sub-Adviser subject to review and ratification by the Board and, in any event, not less frequently than quarterly.

In the case of both Private Investment Funds and Private Companies, because of the inherent uncertainty of valuations, estimated values may differ significantly from the fair values that would have been used had a ready market for the investments existed, and the differences could be material.

At July 31, 2015, market quotations were not readily available for the investments on the Company’s Schedule of Investments which are valued at $23,705,740, or 74.00% of Net Assets. Such securities were valued by the Sub-Adviser, under the supervision of the Board.

FASB ASC 820-10 “Fair Value Measurements and Disclosure” establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

Level 2

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. The Company generally uses the capital balance reported by the Private Investment Funds as the primary input in its valuation; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations of such interests, any restrictions or illiquidity on such interests, any potential clawbacks by the Private Investment Funds and the fair value of the Private Investment Funds’ investment portfolio or other assets and liabilities.

An individual Private Company’s and Private Investment Fund’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Sub-Adviser and the Board. The Sub-Adviser and the Board consider observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by multiple, independent sources that are actively involved in the relevant market. The categorization of the Private Company and the Private Investment Fund within the hierarchy is based upon the pricing transparency of that Private Company and that Private Investment Fund and does not necessarily correspond to the Company’s perceived risk of that Private Company and that Private Investment Fund.

All of the Company’s investments in the Private Companies and Private Investment Funds have been classified within Level 3, and the Company generally does not hold any investments that could be classified as Level 1 or Level 2, as observable prices are typically not available. The Private Investment Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Company generally holds interests in Private Investment Funds for which there is no active market. The Company’s interests in Private Companies and Private Investment Funds, in the absence of a recent and relevant secondary market transaction, are generally classified as Level 3. Assumptions used by the Company or the Board due to the lack of observable inputs may significantly impact the resulting fair value and, therefore, the Company’s results of operations and financial condition.

The following table presents the investments carried on the Schedule of Investments by level within the valuation hierarchy as of July 31, 2015.

	Level 1	Level 2	Level 3	Total
Investments in Private Companies
Preferred Stocks	$-	$-	$23,701,825	$23,701,825
Investments in Private Investment Funds
Early-Stage Information Technology	-	-	-	-
Early-Stage Life Sciences and Technology	-	-	3,915	3,915
Multi-Stage Life Sciences, Communications and Health Care	-	-	-	-
Totals:	$-	$-	$23,705,740	$23,705,740

Valuation Process for Level 3 Fair Value Measurements

The Company generally uses the valuation reported by a Private Investment Fund as a primary input in its valuation of such Private Investment Fund; however, adjustments to the reported valuation may be made in certain circumstances where such use is not applicable or appropriate. In making a valuation determination, the Sub-Adviser considers various factors, including, but not limited to, the Private Investment Fund’s valuation policies and procedures with respect to the Private Investment Fund’s investment portfolio or other assets and liabilities, the pricing of new rounds of financing by the underlying investments in the Private Investment Fund, any relevant operational or non-investment issues that may affect the Private Investment Fund, and the valuation of the same investments held by other Private Investment Funds. The valuation process for investments categorized in Level 3 of the fair value hierarchy is completed on a quarterly basis and is designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight and review. The Sub-Adviser has responsibility for the valuation process and the fair value of investments reported in the financial statements. The Sub-Adviser performs initial and ongoing investment monitoring and valuation assessments. The Sub-Adviser’s due diligence process includes evaluating the operations and valuation procedures of the managers of the Private Investment Funds and the transparency of those processes through background and reference checks, attendance at investor meetings and periodic site visits. In determining the fair value of investments, the Sub-Adviser reviews periodic investor reports and interim and annual audited financial statements received from the Private Investment Funds, reviews material quarter over quarter changes in valuation and assesses the impact of macro market factors on the performance of the Private Investment Funds. The Board reviews investment transactions and monitors performance of the managers of the Private Investment Funds. The fair value recommendations of the Sub-Adviser are reviewed and ratified by the Board on a quarterly basis.

The Sub-Adviser determines the fair value of the Private Companies based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, other transactions involving capital structure, offerings in equity or debt capital markets, and changes in financial ratios, cash flows or valuations for comparable companies and other measures, which, in many cases, are unaudited at the time received. Valuations may be derived by reference to observable valuation measures for comparable companies or transactions (e.g., multiplying a key performance metric of the investee company such as revenue by a relevant valuation multiple observed in the range of comparable companies or transactions), adjusted by the Sub-Adviser for differences between the investment and the referenced comparables. Private Companies may also be valued based on recent financing transactions, with adjustments made based on recent activity within a specific industry segment or from the passage of time as the best indicator of fair value.

The Sub-Adviser employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular review of key inputs and assumptions, transactional backtesting or disposition analysis to compare unrealized gains and losses to realized gains and losses.

Given that the Company’s fiscal period ends on July 31, valuations received from Private Investment Funds are adjusted for capital contributions and distributions in the interim month and the change in the market price of a publicly traded security is added or subtracted. In the event there is public information regarding one of the Private Investment Funds, an assessment will be made as to whether the Private Investment Fund’s valuation needs to be adjusted.

Investment in Private Company	Fair Value at July 31, 2015	Valuation Techniques(1)	Unobservable Inputs(2)	Inputs

Private Company	$23,701,825	Market Approach	Average LTM revenue multiple	2.6
			Discount for lack of marketability	30%

(1) In determining certain of these inputs, the Sub-Adviser evaluates a variety of factors including economic conditions, industry and market developments, market valuations of comparable companies and company specific developments including exit strategies and realization opportunities. The Sub-Adviser also considers the following unobservable inputs in considering the fair value of its investments: financial information obtained from each portfolio company including unaudited financial statements for the most recent period available as compared to budgeted numbers; current and projected financial condition of the portfolio company, current and projected ability of the portfolio company to service its debt obligations; type and amount of collateral, if any, underlying the investment; current financial ratios applicable to each investment; current liquidity of the investment and related financial ratios; pending debt or capital restructuring of the portfolio company; projected operating results of the portfolio company; current information regarding any offers to purchase the investment; current ability of the portfolio company to raise any additional financing as needed. The Sub-Adviser has determined that market participants would take the inputs into account when valuing the investment. Once the Sub-Adviser has estimated the underlying entity’s business enterprise value, a waterfall analysis of the entity’s capital structure is considered. LTM means Last Twelve Months.

(2) An increase in the revenue multiple used would result in an increase in the fair value. However, an increase in the discount for lack of marketability would lead to a decrease in the fair value. No interrelationships between the unobservable inputs used in the valuation have been identified.

The valuation of the Company’s Level 3 investments shown in the table above may involve quantitative or qualitative inputs or assumptions that may be unobservable, excluding investments for which fair value is based on unobservable inputs that are not developed by the Sub-Adviser such as the net asset value as reported to the Company by the Private Investment Funds or investments for which fair value is determined by recent, pending or expected transactions without adjustment.

The following table includes a rollforward of the amounts for the year ended July 31, 2015 for investments classified within Level 3. The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

Fair Value Measurements using Level 3 inputs	Liquidating Trusts	Preferred Stocks	Early-Stage Information Technology	Early-Stage Life Sciences and Technology	Multi-Stage Life Sciences, Communications and Health Care	Total
Balance as of November 1, 2014	$-	$36,336,935	$2,352,983	$1,356,831	$1,468,114	$41,514,863
Net change in unrealized appreciation/(depreciation)						-
on investments	26,091	(12,635,110)	3,625,429	(290,216)	(500,601)	(9,774,407)
Distributions	(26,091)	-	(2,539,006)	(1,025,498)	(526,585)	(4,117,181)
Net realized gain/(loss) on investments	-	-	(3,439,406)	(37,202)	(440,928)	(3,917,536)
Balance as of July 31, 2015	$-	$23,701,825	$-	$3,915	$-	$23,705,740

The net change in unrealized appreciation/(depreciation) relating to Level 3 investments still held as of July 31, 2015 for Private Companies and Private Investment Funds is $(12,609,019) and $2,834,612, respectively.

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during the year ended July 31, 2015.

The Company had investments in preferred stock valued at $23,701,825 at July 31, 2015 based on inputs determined by evaluating a variety of factors including the performance of the Private Companies, macroeconomic conditions, industry and market developments, market valuations for comparable companies and developments specific to the Private Companies, including their capitalization structure and realization opportunities.

The Company had liquidating trust investments valued at $0 at July 31, 2015 using the income approach. The income approach provides the most timely, reliable and accurate fair value of the Private Company based on the amounts that may be paid to holders of its preferred units upon reaching certain milestones. The Company assigns a remote probability of receiving such payments based on the performance history of the Private Company and other factors.

All investments in Private Investment Funds are closed-end investment vehicles, which provide no liquidity or redemption option, and are not readily marketable. Additional information on the investments can be found in the Schedule of Investments.

The estimated remaining life of the Company’s Private Investment Funds as of July 31, 2015 is one year in each of the Private Investment Funds.

Item 2. Controls and Procedures.

(a)	The Company’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Company’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of July 31, 2015, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Company’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  Excelsior Venture Partners III, LLC

By (Signature and Title) /s/ Robert Conti

Robert Conti, President and Chief Executive Officer

Date  September 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Robert Conti

Robert Conti, President and Chief Executive Officer

Date  September 29, 2015

By (Signature and Title) /s/ John M. McGovern

John M. McGovern, Treasurer and Principal Financial and Accounting Officer

Date  September 29, 2015